UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2008

Xcel Energy Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-3034	41-0448030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

414 Nicollet Mall Minneapolis, Minnesota		55401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 612-330-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 12, 2008, the Board of Directors of Xcel Energy Inc. (the “Company”) adopted amendments to the Company’s Bylaws (the “Bylaws”).

The Board believed it was advisable in light of recent court decisions to adopt specific advance-notice requirements for shareholder-sponsored director nominations and to expand the disclosure that shareholders must make when submitting proposals.  New Article 2, Section 18 of the Bylaws governs the notice requirements for submitting a director nomination, and revised Article 6, Section 11 governs the notice requirements for submitting other business proposals for an annual meeting.  In order to enhance the Board’s and shareholders’ ability to consider any shareholder proposals submitted, each of Article 2, Section 18 and Article 6, Section 11 expands the information required of any shareholder that submits a director nomination or proposes business at an annual meeting.  Among other things, the amendments require shareholders to disclose any derivative interests in, and voting arrangements with respect to, Company securities in addition to their outright record and beneficial ownership.

In addition, other technical changes were made to the Bylaws to make them consistent with Minnesota statutory provisions or prevalent corporate practices, including (i) eliminating the distinction between regular and special board meetings and adopting a uniform minimum notice period for all board meetings, (ii) eliminating the requirement that the Board fix the compensation of all corporate officers, (iii) revising language on permitted indemnification of directors, officers and employees, and (iv) deleting a provision which restated the Minnesota law provision regarding director conflicts of interest since such provision applies to our directors regardless of its inclusion in our bylaws.  Several other minor amendments were made to bring the Bylaws into line with current Minnesota corporate statutory provisions, including the use of a corporate seal, the statutory requirements for shareholder votes, shareholder notices and uncertificated shares.  Additional minor amendments and conforming changes were made that do not materially affect the substance of the Bylaws.

The amended Bylaws are attached as Exhibit 3.01 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
3.01	Xcel Energy Inc. Bylaws, as amended on August 12, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCEL ENERGY INC.
(a Minnesota Corporation)

	By	/s/ Cathy J. Hart
Cathy J. Hart
Vice President and Corporate Secretary

Date: August 14, 2008